Intellectual Property Assignment Agreement

This intellectual property assignment agreement ("Agreement") is being entered into between Hydrenesis, Inc ("Assignor) and Natural Shrimp, Incorporated ("Assignee") effective this 17th day of March 2026

Whereas, the parties have entered into that certain Intellectual Property Acquisition and Transition Management Agreement dated March 17th, 2026 (the "Master Agreement"); and

Pursuant to the Master Agreement, Assignor makes the following assignment to Assignee.

Now therefore, the parties agree as follows:

Definitions

"**Assigned Intellectual Property**" means **only and exclusively** the intellectual property assets identified on **Schedule A** attached hereto, including, without limitation:

(a) all issued patents, patent applications, provisional applications, continuations, continuations-in-part, divisionals, reissues, reexaminations, and foreign counterparts;
(b) all inventions, discoveries, improvements, and developments embodied therein;
(c) all trade secrets, technical know-how, and proprietary processes (described by category, not content);
(d) all engineering drawings, designs, schematics, specifications, and manufacturing processes;
(e) all test data, research data, validation data, and technical documentation;
(f) all software, source code, object code, algorithms, and related documentation, if any;
(g) all trademarks, service marks, trade names, and associated goodwill, whether registered or unregistered; and
(h) all domain names and related digital assets, if any.

1. ASSIGNMENT; TIMING; NO IMPLIED RIGHTS

Assignor hereby transfers the Assigned Intellectual Property to Assignee for the consideration set forth in the Master Agreement.

2. FURTHER ASSURANCES

As required in furtherance of this Agreement, Hydrenesis shall, at the Company's reasonable expense, execute and deliver such further instruments and take such further actions as may be reasonably necessary to perfect, record, or enforce the Company's ownership of the Assigned Intellectual Property, including recordation with the United States Patent and Trademark Office and applicable foreign authorities.

3. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws specified in the Master Agreement

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

HYDRENESIS, INC.
By: ______________________
Name: David Antelo
Title: CEO

NATURALSHRIMP INCORPORATED
By: Gerald Easterling
Name: Gerald Easterling
Title: CEO

SCHEDULE A

ASSIGNED INTELECTUAL PROPERTY

Contaminant Removal System Technology

- **U.S. Patent Application No.:** 17/895,906
- **U.S. Publication No.:** US 20230064737
- **Title:** *Method and Apparatus for Removing Specific Contaminants from Water in a Recirculating or Linear Treatment System*
- **Filing Date:** August 25, 2022
- **Publication Date:** March 2, 2023
- **Owner:** HYDRENESIS DELTA SYSTEMS LLC